                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 1350, Chapter 63 of Title 18, United State Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of CNB Financial Services, Inc. (the "Company"), does hereby certify that:

        (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Report"), fully complies with the requirement of section 13(a) or 15(d) of the Securities Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                   /s/  Thomas F. Rokisky
                                                   ----------------------
                                                   Thomas F. Rokisky
                                                   Chief Executive Officer
                                                   November 12, 2004



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